EXHIBIT 10.4

Confidential Treatment
Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 18

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of August 6, 2018 (Supplemental Agreement No. 18) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft; and

WHEREAS, Boeing and Customer have identified [*] as the lessee for four (4) [*] scheduled to deliver in [*]; and

WHEREAS, Boeing and Customer have identified [*] as the lessee for two (2) [*] scheduled to deliver in [*]; and

WHEREAS, Boeing and Customer have identified [*] as the lessee for two (2) [*] scheduled to deliver in [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to document Customer’s purchase of (i) twenty (20) incremental Boeing model 737-8 aircraft in Table 1H1, [*];  (Block H1 Aircraft); (ii) fifteen (15) incremental Boeing model 737-8 aircraft in Table 1H2, [*]  (Block H2 Aircraft); (iii) fifteen (15) incremental Boeing model 737-8 aircraft in Table 1H3, [*]  (Block H3 Aircraft); (iv) fifteen (15) incremental Boeing model 737-8 aircraft in Table 1H4, [*]  (Block H4 Aircraft); and (v) ten (10) incremental Boeing model 737-8 aircraft in Table 1H5, [*]  (Block H5 Aircraft); (collectively, Block H Aircraft).

All terms used but not defined in this Supplemental Agreement No. 18 will have the same meaning as the Purchase Agreement.

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	1	SA-18

BOEING PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.        TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1, and incorporated into the Purchase Agreement.   The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 18.

2.        TABLES.

1.        Table 1A is deleted in its entirety, replaced by a revised Table 1A provided hereto as Enclosure 2 and is incorporated into the Purchase Agreement by this reference. This new Table 1A reflects (i) identification of [*] as lessee for three (3) Aircraft; (ii) identification of [*] as lessee for two (2) Aircraft; and (iii) identification of [*] as lessee for two (2) Aircraft.

2.        Table 1G is deleted in its entirety, replaced by a revised Table 1G provided hereto as Enclosure 3 and is incorporated into the Purchase Agreement by this reference. This new Table 1G reflects identification of [*] as lessee for one (1) Aircraft.

3.        Table 1H1, “737-8 Block H1 [*] Aircraft Delivery, Description, Price and Advance Payments,” which is provided as Enclosure 4 to this Supplemental Agreement No. 18, and incorporated into the Purchase Agreement to reflect the delivery positions of the Block H1 Aircraft.

4.        Table 1H2, “737-8 Block H2 [*] Aircraft Delivery, Description, Price and Advance Payments,” which is provided as Enclosure 5 to this Supplemental Agreement No. 18, and incorporated into the Purchase Agreement to reflect the delivery positions of the Block H2 Aircraft.

5.        Table 1H3, “737-8 Block H3 [*] Aircraft Delivery, Description, Price and Advance Payments,” which is provided as Enclosure 6 to this Supplemental Agreement No. 18, and incorporated into the Purchase Agreement to reflect the delivery positions of the Block H3 Aircraft.

6.        Table 1H4, “737-8 Block H4 [*] Aircraft Delivery, Description, Price and Advance Payments,” which is provided as Enclosure 7 to this Supplemental Agreement No. 18, and incorporated into the Purchase Agreement to reflect the delivery positions of the Block H4 Aircraft.

7.        Table 1H5, “737-8 Block H5 [*] Aircraft Delivery, Description, Price and Advance Payments,” which is provided as Enclosure 8 to this Supplemental Agreement No. 18, and incorporated into the Purchase Agreement to reflect the delivery positions of the Block H5 Aircraft.

8.        Unless otherwise stated Tables 1A, 1B, 1C, 1D, 1E, 1F, 1G, and 1H1-1H5 will, collectively, be Table 1.

9.        Letter Agreements.

a.        Letter Agreement No. HAZ-PA-03791-LA-1208078R5, entitled “Advance Payment Matters,” is deleted in its entirety and replaced with a revised Letter Agreement

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	2	SA-18

BOEING PROPRIETARY

No. HAZ-PA-03791-LA-1208078R6, titled ”Advance Payment Matters,” which is provided as Enclosure 9 to this Supplemental Agreement No. 18, and incorporated into the Purchase Agreement to document the Block H Aircraft advance payment terms.

b.  Letter Agreement HAZ-PA-03791-LA-1208090R7, entitled “Special Matters for 737-8 and 737-9 Aircraft,” is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208090R8, titled “Special Matters for 737-8 and 737-9 Aircraft,” which is provided as Enclosure 10 to this Supplemental Agreement No. 18, and incorporated into the Purchase Agreement to document the business considerations related to the purchase of the Block H Aircraft.

c.  Letter Agreement HAZ-PA-03791-LA-1805016, entitled “[*]” which is provided as Enclosure 11 to this Supplemental Agreement No. 18 is incorporated into the Purchase Agreement to document [*] the Block H Aircraft.

d.  Letter Agreement HAZ-PA-03791-LA-1208079R1, entitled [*] is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208079R2, entitled [*] which is provided as Enclosure 12 to this Supplemental Agreement No. 18, and incorporated into the Purchase Agreement to document [*].

e.  Letter Agreement HAZ-PA-03791-LA-1805303, entitled [*] which is provided as Enclosure 13 to this Supplemental Agreement No. 18 is incorporated into the Purchase Agreement to document [*].

10.      Miscellaneous.

[*]

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	3	SA-18

BOEING PROPRIETARY

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.  The terms of this Supplemental Agreement No. 18 will expire if not executed by August 6, 2018.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Michael Lombardi	By:	/s/ John L. Plueger

Its:	Attorney‑In‑Fact	Its:	CEO & President

Attachments

HAZ-PA-03791	4	SA-18

BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.

Article 1.	Quantity, Model and Description	SA-4

Article 2.	Delivery Schedule

Article 3.	Price

Article 4.	Payment

Article 5.	Additional Terms

TABLES

1A	737-8 Block A Aircraft Information Table [*]	SA-18

1B	737-9 Block B Aircraft Information Table [*]	SA-15

1C	737-8 Block C Aircraft Information Table [*]	SA-5

1D	737-8 Block D Aircraft Information Table [*]	SA-12

1E	737-8 Block E Aircraft Information Table [*]	SA-14

1F	737-7 Block F Aircraft Information Table [*]	SA-14

1G	737-8 Block G Aircraft Information Table [*]	SA-18

1H1	737-8 Block H1 Aircraft Information Table [*]	SA-18

1H2	737-8 Block H2 Aircraft Information Table [*]	SA-18

1H3	737-8 Block H3 Aircraft Information Table [*]	SA-18

1H4	737-8 Block H4 Aircraft Information Table [*]	SA-18

1H5	737-8 Block H5 Aircraft Information Table [*]	SA-18

EXHIBITS

A1	737-8 Aircraft Configuration

A2	737-9 Aircraft Configuration

B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment - Airframe and Optional Features

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	i	SA-18

BOEING PROPRIETARY

Enclosure 1

BFE1	BFE Variables	SA-9

CS1	Customer Support Variables

EE1	[*], Engine Warranty and Patent Indemnity

SLP1	Service Life Policy Components

LETTER AGREEMENTS		SA No.

LA-1208077	AGTA Matters

LA-1208078R6	Advance Payment Matters	SA-18

LA-1208079R2	[*]	SA-18

LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate

LA-1208081	Other Matters

LA-1208082	Demonstration Flight Waiver

LA-1208083R4	[*]	SA-17

LA-1208084	Leasing Matters

LA-1208085	Liquidated Damages for Non-Excusable Delay

LA-1208086	Loading of Customer Software

LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4

LA-1208088	Performance Matters

~~LA-1208089R1~~	[*]	SA-4

LA-1208090R8	Special Matters for 737-8 and 737-9 Aircraft	SA-18

LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft

LA-1208092	[*]

LA-1208958	[*]

~~LA-1208963~~	[*]	SA-4

LA-1209052	[*]

~~LA-1300032~~	[*]	SA-4

~~LA-1400773~~	[*]	SA-4

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	ii	SA-18

BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS		SA No.

~~LA-1401489~~	[*]	SA-4

LA-1701519	Special Matters Related to [*]	SA-10

LA-1701714	Special Matters for 737-7 Aircraft	SA-14

LA-1704831	Special Matters Relating to [*]	SA-14

LA-1704362	[*]	SA-15

LA-1805016	[*]	SA-18

LA-1805303	[*]	SA-18

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	iii	SA-18

BOEING PROPRIETARY

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181200 pounds	Detail Specification:	D019A007-B (5/18/2012)
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2018	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	SA-18 Page 1 of 4
Boeing Proprietary

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	SA-18 Page 2 of 4
Boeing Proprietary

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	SA-18 Page 3 of 4
Boeing Proprietary

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	82

[*]

Manufacturer serial number is subject to change due to production changes.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791 60521, 63035	SA-18 Page 4 of 4
Boeing Proprietary

Enclosure 3

Table 1G To

Purchase Agreement No. PA-03791

737-8 Block G [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-P (5/1/2017)
Engine Model/Thrust:	CFMLEAP-1B27	26,400 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
LIFT Seats Provided by Boeing (Estimate):		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2020	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 107613-1F.txt and 108782-1F.txt	SA-18 Page 1
Boeing Proprietary

Enclosure 3

Table 1G To

Purchase Agreement No. PA-03791

737-8 Block G [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	8

[*]

Manufacturer serial number is subject to change due to production changes.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791 107613-1F.txt and 108782-1F.txt	SA-18 Page 2
Boeing Proprietary

Enclosure 4

Table 1H1 To

Purchase Agreement No. PA-03791

737-8 Block H1 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-R (12/8/2017)
Engine Model/Thrust:	CFMLEAP-1B27	26,400 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
LIFT Seats Provided by Boeing (Estimate):		[*]
Deposit per Aircraft:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2023	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

HAZ-PA-03781 109141-1F.txt	SA-18 Page 1
Boeing Proprietary

Enclosure 4

Table 1H1 To

Purchase Agreement No. PA-03791

737-8 Block H1 [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2023			[*]			[*]	[*]	[*]	[*]	[*]
Total:	20

Manufacturer serial number is subject to change due to production changes.

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03781 109141-1F.txt	SA-18 Page 2
Boeing Proprietary

Enclosure 5

Table 1H2 To

Purchase Agreement No. PA-03791

737-8 Block H2 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-R (12/8/2017)
Engine Model/Thrust:	CFMLEAP-1B27	26,400 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
LIFT Seats Provided by Boeing (Estimate):		[*]
Deposit per Aircraft:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2023	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

HAZ-PA-03781 109141-1F.txt	SA-18 Page 1
Boeing Proprietary

Enclosure 5

Table 1H2 To

Purchase Agreement No. PA-03791

737-8 Block H2 [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2023			[*]			[*]	[*]	[*]	[*]	[*]
Total:	15

Manufacturer serial number is subject to change due to production changes.

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03781 109141-1F.txt	SA-18 Page 2
Boeing Proprietary

Enclosure 6

Table 1H3 To
Purchase Agreement No. PA-03791
737-8 Block H3 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-R (12/8/2017)
Engine Model/Thrust:	CFMLEAP-1B27	26,400 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
LIFT Seats Provided by Boeing (Estimate):		[*]
Deposit per Aircraft:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2024	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

HAZ-PA-03781 109141-1F.txt	SA-18 Page 1
Boeing Proprietary

Enclosure 6

Table 1H3 To
Purchase Agreement No. PA-03791
737-8 Block H3 [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2024			[*]			[*]	[*]	[*]	[*]	[*]
Total:	15

Manufacturer serial number is subject to change due to production changes.

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03781 109141-1F.txt	SA-18 Page 2
Boeing Proprietary

Enclosure 7

Table 1H4 To
Purchase Agreement No. PA-03791
737-8 Block H4 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-R (12/8/2017)
Engine Model/Thrust:	CFMLEAP-1B27	26,400 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
LIFT Seats Provided by Boeing (Estimate):		[*]
Deposit per Aircraft:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2024	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

HAZ-PA-03781 109141-1F.txt	SA-18 Page 1
Boeing Proprietary

Enclosure 7

Table 1H4 To
Purchase Agreement No. PA-03791
737-8 Block H4 [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2024			[*]			[*]	[*]	[*]	[*]	[*]
Total:	15

Manufacturer serial number is subject to change due to production changes.

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03781 109141-1F.txt	SA-18 Page 2
Boeing Proprietary

Enclosure 8

Table 1H5 To
Purchase Agreement No. PA-03791
737-8 Block H5 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-R (12/8/2017)
Engine Model/Thrust:	CFMLEAP-1B27	26,400 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
LIFT Seats Provided by Boeing (Estimate):		[*]
Deposit per Aircraft:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2023	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

HAZ-PA-03781 109141-1F.txt	SA-18 Page 1
Boeing Proprietary

Enclosure 8

Table 1H5 To
Purchase Agreement No. PA-03791
737-8 Block H5 [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2024			[*]			[*]	[*]	[*]	[*]	[*]
Total:	10

Manufacturer serial number is subject to change due to production changes.

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03781 109141-1F.txt	SA-18 Page 2
Boeing Proprietary

Enclosure 9

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208078R6

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         Advance Payment Matters

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.        Deferred Advance Payment Schedule.

1.1      Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).

[*]

[*]

1.2      [*]

2.                   [*]

3.                   [*]

*       Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-18

BOEING PROPRIETARY

Enclosure 9

4.        [*]

5.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

*       Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208078R6	SA-18
Advance Payment Matters	Page 2
BOEING PROPRIETARY

Enclosure 9

6.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

HAZ-PA-03791-LA-1208078R6	SA-18
Advance Payment Matters	Page 3
BOEING PROPRIETARY

Enclosure 10

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208090R8

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         Special Matters for 737-8 and 737-9 Aircraft

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                   Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the time of delivery of each such Aircraft or [*], unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1      Basic Credit Memorandum.  Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) at delivery of each Aircraft or [*] in an amount shown in the table immediately below for the respective minor model [*].

Basic Credit Memorandum
Model Type
Aircraft		737-8	737-9
Block	[*]	Aircraft	Aircraft	737-9 [*]	737-8 [*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]
Block G	[*]	[*]	[*]	[*]	[*]
Block H	[*]	[*]	[*]	[*]	[*]

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-18

BOEING PROPRIETARY

Enclosure 10

1.2      Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft and [*] to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators.  As an additional consideration and incentive for entering into a lease for the Aircraft and [*] prior to delivery of each such Aircraft or [*], Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount shown in the table immediately below for the respective Aircraft or [*] minor model and [*].  Customer will not be permitted to assign this Leasing Credit Memorandum without the prior written consent of Boeing.

Leasing Credit Memorandum
Model Type
Aircraft		737-8	737-9
Block	[*]	Aircraft	Aircraft	737-9 [*]	737-8 [*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]
Block G	[*]	[*]	[*]	[*]	[*]
Block H	[*]	[*]	[*]	[*]	[*]

1.3      [*]

1.4      [*]

1.5      [*]

1.6      [*]

1.7      [*]

1.8      [*]

1.9      [*]

1.10    [*]

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Special Matters for 737-8 and 737-9 Aircraft	Page 2
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Enclosure 10

1.11    [*]

1.12    [*]

1.13    [*]

1.14    [*]

1.15    [*]

1.16

[*]

1.17    [*]

1.18    [*]

1.19    [*]

1.20    [*]

1.21    [*]

1.22    [*]

1.23    [*]

1.24    [*]

1.25    [*]

1.26    [*]

1.27    [*]

1.28    [*]

1.29    [*]

1.30    [*]

1.31    [*]

1.32    [*]

1.33    [*]

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 10

1.34    [*]

1.35    [*]

1.36    Escalation of Credit Memoranda. Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] will be escalated from the base year indicated to the scheduled month of the respective Aircraft or [*] delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Aircraft or [*].  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft or [*] at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

2.                   Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft and [*] at time of delivery and leasing the Aircraft and [*].  This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.                   Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 10

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

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BOEING PROPRIETARY

Enclosure 11

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

HAZ-PA-03791-LA-1805016

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         [*]

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.        [*]

2.        [*]

3.        [*]

4.        [*]

5.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.

6.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-18

BOEING PROPRIETARY

Enclosure 11

to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Michael Lombardi
Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

H HAZ-PA-03791-LA-1805016	SA-18
[*]	Page 2
BOEING PROPRIETARY

Enclosure 11

Attachment A to Letter Agreement HAZ-PA-03791-LA-18005016

[*]

[*]

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

H HAZ-PA-03791-LA-1805016	SA-18
[*]	Attachment A Page 1
BOEING PROPRIETARY

Enclosure 11

Attachment B to Letter Agreement HAZ-PA-03791-LA-18005016

[*]	[*]
[*]	[*]

[*]

[*]

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

H HAZ-PA-03791-LA-1805016	SA-18
[*]	Attachment B Page 1
BOEING PROPRIETARY

Enclosure 12

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208079R2

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         [*]

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-7, 737-8 and 737-9 aircraft

This letter agreement (Letter Agreement)  cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.        [*]

2.        [*]

3.        [*]

4.        [*]

5.        [*]

6.        [*]

7.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208079R2	SA-18
[*] Page 1
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Enclosure 12

8.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

HAZ-PA-03791-LA-1208079R2	SA-18
[*]	Page 2
BOEING PROPRIETARY

Enclosure 13

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

HAZ-PA-03791-LA-1805303

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         [*]

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.        [*]

2.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

3.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]	Page 1
BOEING PROPRIETARY

Enclosure 13

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1805303	SA-18
[*]	Page 2
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